Dreyfus Municipal Bond

      Fund, Inc.

      SEMIANNUAL REPORT February 28, 2002


The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            20   Statement of Assets and Liabilities

                            21   Statement of Operations

                            22   Statement of Changes in Net Assets

                            23   Financial Highlights

                            24   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                              Dreyfus Municipal

                                                                Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Municipal Bond Fund, Inc., covering the six-month period from September 1, 2001 through February 28, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

Tax-exempt bonds generally provided competitive returns in a reporting period that included the September 11 terrorist attacks, Argentina's default on its sovereign debt and the first calendar quarter of U.S. economic contraction in about 10 years. Most municipal bonds benefited from the Federal Reserve Board's efforts to reinvigorate an ailing economy, which drove short-term interest rates to their lowest levels in 40 years, as well as a surge in demand from investors seeking investment alternatives to a volatile stock market.

The importance of diversification was further underscored by the municipal bond market' s strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With municipal bond yields currently at historically low levels, a repeat of the
reporting   period'  s   municipal  bond  market  performance  seems  unlikely.
Nonetheless, investment opportunities may abound. Signs of economic recovery have emerged and the equity market has recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

March 15, 2002




DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Senior Portfolio Manager

How did Dreyfus Municipal Bond Fund, Inc. perform relative to its benchmark?

For the six-month period ended February 28, 2002, the fund achieved a total return of -1.22% .(1) The Lehman Brothers Municipal Bond Index, the fund's
benchmark,   achieved   a  total  return  of  1.99%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper General Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 0.91%.(3)

Although declining interest rates generally supported prices of municipal bonds, the fund' s return lagged behind those of its benchmark and peer group. This occurred primarily because the September 11 terrorist attacks hurt the fund's holdings of tax-exempt corporate-backed bonds, particularly those issued on behalf of airlines. We are hopeful that these bonds' values will rise as the economy recovers and the airline industry's problems ease. In recent weeks, the valuations of airline debt have begun to improve.

What is the fund's investment approach?

The fund' s goal is to seek a high level of federally tax-exempt income from a diversified portfolio of municipal bonds. We also seek a competitive total return.

In pursuit of these objectives, we employ two primary strategies. First, we attempt to add value by searching the national marketplace for the tax-exempt bonds that we believe are most likely to provide the highest returns. This search involves a thorough analysis of individual securities' characteristics such as maturity, yield, price and redemption features. When we find securities that we believe are more attractive than existing holdings, we typically add them to the fund and sell bonds we consider less attractive.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we tactically manage the fund' s average duration -- a measure of sensitivity to changes in interest rates. If we expect interest rates to rise or the supply of newly issued bonds to increase, for example, we may reduce the fund' s average duration by maintaining a cash position which later will be reinvested in other securities or by swapping into bonds with more defensive characteristics and shorter durations. Conversely, if we expect interest rates to decline or the demand for municipal bonds to surge, we may increase the fund' s average duration to take advantage of opportunities for capital appreciation.

What other factors influenced the fund's performance?

The fund benefited from lower interest rates and a weakening economy during the reporting period. Because the September 11 terrorist attacks pushed the economy into recession, the Federal Reserve Board (the "Fed" ) reduced short-term interest rates four times during the reporting period, for a total reduction of
1.75 percentage points. As a result, yields on municipal bonds continued to fall, and their prices rose.

When the reporting period began, however, we had already begun to move to a relatively defensive posture in the belief that the Fed's work was mostly done. After their prices rose in a declining interest-rate environment, we had locked in profits on bonds with relatively low yields and high sensitivity to interest-rate changes. We replaced these bonds with more defensive and income-oriented securities that have historically held their value when the economy improves and interest rates rise. New purchases were typically concentrated in bonds priced at modest premiums.

A more aggressive stance might have produced higher total returns when the Fed reduced interest rates further and investors, concerned about a declining stock market and an unstable international political situation, flocked to high quality securities such as tax-exempt bonds. While this "flight to quality" generally supported municipal bond prices, the effect would not be long lasting as the market regained its focus on a strengthening economy. Also, it negatively influenced the prices of tax-exempt bonds issued on behalf of airlines. Because the fund held airline bonds, its net asset value was adversely affected.


What is the fund's current strategy?

We have generally maintained the fund's conservative posture in anticipation of a rising interest-rate environment. Unless another unexpected shock derails the economic recovery, we expect to see an eventual end to the recession.

In the meantime, we have taken steps to upgrade the fund's overall credit quality and reduce the impact on the total portfolio of problems affecting any individual security. Because the yield differences among high quality and lower quality securities have recently been relatively small, it has made sense for even an income-oriented fund to improve its credit quality. In addition, we have attempted to improve the fund's level of diversification by reducing industrial and corporate-backed holdings in favor of income-oriented bonds backed by revenues generated by public facilities. Finally, we have recently maintained a larger than average cash position in anticipation of seasonal investment opportunities that typically arise in the spring. Of course, we are prepared to change our strategy and the portfolio's composition as market conditions evolve

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS--90.6%                                                     Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--3.8%

Alabama Housing Finance Authority, SFMR:

   6.45%, 10/1/2025                                                                           5,250,000                5,481,315

   6.10%, 10/1/2027                                                                           6,590,000                6,876,797

Alabama Industrial Development Authority,
   SWDR (Pine City Fiber Co.)

   6.45%, 12/1/2023                                                                          22,300,000               22,116,917

Alabama Public School and College Authority
   (Capital Improvement):

      8.571%, 7/1/2015                                                                       11,760,000  (a)          13,553,870

      9.185%, 7/1/2019                                                                       14,625,000  (a)          16,183,586

Industrial Development Board of the Town of Courtland, SWDR

  (Champion International Corp. Project)

   7%, 11/1/2022                                                                              8,100,000                8,378,073

Jefferson County Sewer Revenue,
   Capital Improvement Warrants

   5.75%, 2/1/2038 (Insured; FGIC)                                                           23,000,000               24,237,630

ALASKA--1.0%

Alaska Energy Authority, Power Revenue (Bradley Lake)

   6%, 7/1/2017 (Insured; FSA)                                                                5,730,000                6,554,318

Alaska Housing Finance Corp.

  (Collateralized Veterans Mortgage Program)

   6.375%, 12/1/2027                                                                          4,725,000                4,957,990

Anchorage:

   Electric Utility Revenue 6.50%, 12/1/2015 (Insured; MBIA)                                  6,135,000                7,407,583

   GO School 5.50%, 7/1/2012 (Insured; FGIC)                                                  5,000,000                5,483,500

ARIZONA--2.9%

Arizona School Facilities Board,
  State School Improvement Revenue

   5.50%, 7/1/2012                                                                           23,000,000               25,429,720

The Industrial Development Authority of the
   County of Apache, PCR

   (Tucson Electric Power Co. Project):

      5.85%, 3/1/2028                                                                        14,000,000               13,216,140

      5.875%, 3/1/2033                                                                       37,050,000               34,963,344

CALIFORNIA--4.9%

Airport Commission City and County of San Francisco

   (San Francisco International Airport)
   6.50%, 5/1/2015 (Insured: FGIC)                                                           10,100,000               11,041,724


                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Alameda Corridor Transportation Authority,
  Revenue, Senior Lien:

      Zero Coupon, 10/1/2033 (Insured; MBIA)                                                 10,745,000                1,891,335

      Zero Coupon, 10/1/2035 (Insured; MBIA)                                                 23,545,000                3,708,102

California Department of Water Resource, Water Revenue

   (Central Valley Project) 5.50%, 12/1/2016                                                  7,670,000                8,412,686

California Public Works Board, LR
   (Various University of California Projects)

   5.50%, 6/1/2014                                                                            9,750,000               10,939,110

California Statewide Communities Development Authority,

  (United Airlines):

      LR 5.70%, 10/1/2033                                                                    39,430,000               21,588,714

      Special Facilities Revenue 5.625%, 10/1/2034                                           48,000,000               25,920,000

San Joaquin Hills Transportation Corridor Agency,

  Toll Road Revenue:

      Zero Coupon, 1/15/2034 (Insured; MBIA)                                                149,000,000               25,654,820

      Zero Coupon, 1/15/2035 (Insured; MBIA)                                                 85,945,000               13,990,127

COLORADO--1.9%

Colorado Department of Transportation,
  Transportation Revenue, RAN

   5.50%, 6/15/2012 (Insured; MBIA)                                                          18,000,000               19,962,540

Colorado Health Facilities Authority,
   Revenue (Catholic Health Initiatives)

   5.50%, 9/1/2016                                                                            8,160,000                8,431,402

City and County of Denver, Airport Revenue

   7.25%, 11/15/2023                                                                         19,375,000               20,318,369

CONNECTICUT--1.1%

Connecticut Resource Recovery Authority

   (American Fuel Co. Project) 6.45%, 11/15/2022                                              7,325,000                7,460,732

Mashantucket Western Pequot Tribe, Special Revenue:

   6.40%, 9/1/2011 (Prerefunded 9/1/2007)                                                     9,170,000  (b,c)        10,701,940

   6.40%, 9/1/2011                                                                            9,330,000  (b)           9,922,828

DELAWARE--.6%

Delaware Economic Development Authority,
  Water Development Revenue

   (Wilmington Suburban Water Corp. Project)
   6.80%, 12/1/2023                                                                           8,000,000                8,160,480

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DELAWARE (CONTINUED)

Delaware Housing Authority, Senior SFMR 6.45%, 1/1/2026                                       6,960,000                7,154,950

DISTRICT OF COLUMBIA--4.1%

District of Columbia Tobacco Settlement Financing Corp.:

   6.50%, 5/15/2033                                                                          15,000,000               16,017,450

   6.75%, 5/15/2040                                                                          10,000,000               10,711,400

District of Columbia Water and Sewer Authority,
   Public Utility Revenue

   5.50%, 10/1/2018 (Insured; FSA)                                                           10,065,000               10,846,145

Metropolitan Washington Airports Authority,
   Airport System Revenue:

      6.625%, 10/1/2012 (Insured; MBIA)                                                      40,400,000               42,136,796

      6.625%, 10/1/2019 (Insured; MBIA)                                                      23,600,000               24,616,452

FLORIDA--3.1%

Florida Board of Education,

   Capital Outlay (Public Education) 5.50% 6/1/2016                                          12,000,000               12,981,600

Florida Community Services Corp. Walton County,
   Water and Sewer Revenue

   (South Walton County Regional Utility):

      7%, 3/1/2018 (Prerefunded 9/1/2002)                                                       700,000  (c)             733,817

      7%, 3/1/2018                                                                            2,800,000                2,925,104

Florida Department of Environmental of Protection, Revenue:

   5.75%, 7/1/2012 (Insured; FGIC)                                                           18,925,000               21,181,995

   5.75%, 7/1/2013 (Insured; FGIC)                                                           10,270,000               11,440,883

Hillsborough County, Junior Lien Utility Revenue

   5.50%, 8/1/2013 (Insured; AMBAC)                                                          10,000,000               11,078,700

Orlando Utilities Commission, Water and Electric Revenue

   6.75%, 10/1/2017                                                                          15,875,000               19,361,150

GEORGIA--3.5%

Fulton County Facilities Corp., COP

  (Fulton County, Georgia Public Purpose Project)

   5.50%, 11/1/2018 (Insured; AMBAC)                                                         11,130,000               11,803,365

Georgia:

   5.80%, 11/1/2014                                                                          19,580,000               21,957,012

   5.80%, 11/1/2015                                                                          20,000,000               22,329,800

   5.75%, 8/1/2016                                                                           15,210,000               17,254,224

Municipal Electric Authority of Georgia (Project One)

   5.25%, 1/1/2013 (Insured; MBIA)                                                           14,660,000               15,836,025


                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HAWAII--.6%

Hawaii 5.80%, 9/1/2015 (Insured; FSA)

   (Prerefunded 9/1/2009)                                                                    14,000,000  (c)          15,963,920

IDAHO--.4%

Idaho Housing Agency, Multi-Family Housing

   6.70%, 7/1/2024                                                                           10,050,000               10,462,854

ILLINOIS--4.3%

Chicago (Neighborhoods Alive 21 Program)

   5.50%, 1/1/2031 (Insured; FGIC)                                                            2,000,000                2,061,240

Chicago O'Hare International Airport, Special Facility Revenue

   (United Airlines Project) 6.30%, 5/1/2016                                                 20,000,000               10,100,000

Cook County 9.37%, 11/15/2012 (Insured; FGIC)                                                 6,000,000  (a)           7,080,360

Illinois 5.375%, 5/1/2012 (Insured; FSA)                                                     18,000,000               19,545,480

Illinois Development Finance Authority, Revenue

  Pollution Control, Refunding
  (Central Illinois Public Service Co.)

   6.375%, 1/1/2028                                                                          16,450,000               16,793,640

Illinois Educational Facilities Authority, Revenue

   (Illinois Institute of Technology) 6.875% 12/1/2015                                        7,250,000                8,069,177

Illinois Health Facilities Authority, Revenue:

   (Advocate Health Care Network) 6.125%, 11/15/2022                                         10,000,000               10,515,400

   (Mercy Hospital and Medical Center) 7%, 1/1/2015                                           7,500,000                4,562,325

Illinois Housing Development Authority:

   Multi-Family Housing (Lawndale Redevelopment Project)
      6.90%, 12/1/2026 (Insured; FHA)                                                         8,750,000                9,223,112

   (Multi-Family Program) 6.75%, 9/1/2021                                                     8,750,000                8,961,925

   Section 8 Elderly Housing Revenue
      (Morningside North Development)

      6.85%, 1/1/2021 (Prerefunded 1/1/2003)                                                 11,220,000  (c)          11,925,738

INDIANA--.5%

IPS School Building Corp., First Mortgage

   6.10%, 1/15/2020 (Prerefunded 7/15/2004)                                                  11,000,000  (c)          12,201,750

IOWA--.3%

Iowa Finance Authority, SFMR
  (Mortgage Backed Securities Program)

   6.65%, 7/1/2028                                                                            7,585,000                7,942,102

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

KANSAS--1.3%

Wichita, HR 6.464%, 10/1/2022 (Insured; MBIA)                                                31,300,000               32,405,516

KENTUCKY--2.0%

City of Ashland, Sewage and Solid Waste Revenue

   (Ashland Inc. Project) 7.125%, 2/1/2022                                                   13,170,000               13,968,629

Kenton County Airport Board, Airport Revenue,

  Special Facilities (Delta Airlines Project)

   7.125%, 2/1/2021                                                                          10,205,000                9,751,286

Mount Sterling, LR (Kentucky League Cities Funding)

   6.10%, 3/1/2018                                                                            7,955,000                8,915,884

Pendleton County, Multi-County LR

   (Kentucky Associates Counties Leasing Trust Program)
   6.50%, 3/1/2019                                                                           18,500,000               19,133,625

LOUISIANA--1.7%

Parish of West Feliciana, PCR (Gulf States Utilities-I)

   7.70%, 12/1/2014                                                                          14,000,000               14,497,980

Tobacco Settlement Financing Corp.,
   Tobacco Settlement Asset--Backed Bonds

   5.875%, 5/15/2039                                                                         27,935,000               27,394,178

MAINE--.1%

Maine Housing Authority, Mortgage Purchase
   6.875% 11/15/2023 (Prerefunded 3/20/2002)                                                  2,555,000  (c)           2,563,304

MARYLAND--1.5%

Community Development Administration,

  Department of Housing and
  Community Development State of Maryland:

      11.133%, 4/1/2026                                                                       3,625,000  (a,b)         3,982,425

      8.898%, 7/1/2039                                                                        5,000,000  (a,b)         5,177,050

      (Single Family Program) 6.75%, 4/1/2026                                                17,670,000               18,175,362

Montgomery County, GO, Consolidated Public Improvement

   5.25%, 10/1/2013                                                                          10,115,000               11,026,463

MASSACHUSETTS--4.0%

Massachusetts:

   5.50%, 1/1/2012                                                                           10,250,000               11,345,008

   9.190%, 2/1/2015                                                                          10,000,000  (a,b)        13,067,600

   (Consolidated Loan):

      5.50%, 11/1/2015 (Insured; MBIA)                                                       19,250,000               21,396,760

      5.80%, 2/1/2017 (Prerefunded 2/1/2010)                                                  4,000,000  (c)           4,559,320

Massachusetts Development Finance Agency, Revenue
   (Boston University Issue)

   6%, 5/15/2059                                                                              8,000,000                8,558,000


                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Housing Finance Agency, Revenue:

  Housing:

      6.50%, 7/1/2025 (Insured; AMBAC)                                                        4,140,000                4,325,099

      6.60%, 1/1/2037 (Insured; AMBAC)                                                        7,100,000                7,407,927

   Single Family Housing:

      7.125%, 6/1/2025                                                                       10,510,000               10,742,691

      6.65%, 12/1/2027                                                                        5,920,000                6,216,592

Massachusetts Municipal Wholesale Electric Co.,

  Power Supply Project Revenue
  (Nuclear Project Number 4 Issue)

   5.25%, 7/1/2013 (Insured; MBIA)                                                           13,255,000               14,152,496

MICHIGAN--2.2%

The Economic Development Corp. of the County of Gratiot,

   Limited Obligation EDR (Danly Die Set Project)
   7.625%, 4/1/2007                                                                           3,200,000                3,205,824

Michigan, GO 5.50%, 12/1/2013                                                                 7,500,000                8,341,650

Michigan Hospital Finance Authority, HR:

  (Genesys Health System Obligated Group):

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                              15,000,000  (c)          18,022,350

      7.50%, 10/1/2027 (Prerefunded 10/1/2005)                                               15,300,000  (c)          17,788,698

Michigan Housing Development Authority, SFMR
   12.492%, 12/1/2027                                                                         7,260,000  (a,b)         7,954,201

MINNESOTA--2.5%

Minneapolis and Saint Paul Metropolitan Airports Commission,
  Revenue:

      Airport 5.75%, 1/1/2032 (Insured; FGIC)                                                 5,000,000                5,318,250

      Special Facilities (Northwest Airlines) 7%, 4/1/2025                                    6,000,000                4,845,480

Minnesota, GO 5.50%, 11/1/2015                                                               13,675,000               14,836,418

Minnesota Housing Finance Agency, Single Family Mortgage:

   6.90%, 7/1/2022                                                                            3,465,000                3,581,008

   6.50%, 7/1/2024                                                                           11,785,000               12,330,174

   6.45%, 7/1/2025                                                                           22,305,000               23,316,086

MISSOURI--.7%

Missouri Higher Education Loan Authority,
  Student Loan Revenue

   6.75%, 2/15/2009                                                                          11,500,000               12,140,320

The City of Saint Louis, Airport Revenue
   (Airport Development Program)

   5.625%, 7/1/2016 (Insured; MBIA)                                                           5,000,000                5,391,200

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEBRASKA--1.1%

Omaha Public Power District, Electric Revenue
   8.445%, 2/1/2014                                                                          22,400,000  (a,b)        27,179,040

NEVADA--1.9%

Clark County, IDR (Nevada Power Co. Project):

   5.60%, 10/1/2030                                                                          12,900,000               11,583,813

   5.90%, 10/1/2030                                                                           8,700,000                8,131,890

Clark County School District
   5.50%, 6/15/2014 (Insured; FSA)                                                            9,000,000                9,936,360

Nevada Housing Division (Single Family Program)
   6.80%, 4/1/2027                                                                            8,335,000                8,597,469

Washoe County Gas Facilities Revenue

  (Sierra Pacific Power Co. Project)

   6.70%, 11/1/2032 (Insured; MBIA)                                                          10,000,000               10,504,600

NEW HAMPSHIRE--1.6%

Business Finance Authority of the State of New Hampshire,

   PCR (Public Service Co.) 6%, 5/1/2021                                                     15,500,000               16,478,050

New Hampshire Housing Finance Authority:

  Multi-Family Housing:

      7.55%, 7/1/2013                                                                         4,205,000                4,791,976

      (Mariners Village Project)

         6.60%, 1/1/2038 (Insured; FHA)                                                       7,365,000                7,686,777

   Single Family Residential Mortgage:

      6.85%, 1/1/2025                                                                         6,100,000                6,251,768

      6.95%, 1/1/2026                                                                         5,305,000                5,484,256

NEW JERSEY--5.2%

New Jersey 8.419%, 7/1/2014                                                                  10,000,000  (a)          11,733,700

New Jersey Economic Development Authority:

  PCR

    (Public Service Electric and Gas Co. Project)

         6.40%, 5/1/2032 (Insured; MBIA)                                                     32,040,000               33,764,393

   Special Facility Revenue (Continental Airlines, Inc. Project):

      6.40%, 9/15/2023                                                                       14,500,000               12,173,185

      6.25%, 9/15/2029                                                                       10,500,000                8,496,600

New Jersey Transit Corp., COP 10.149%, 9/15/2014                                              7,500,000  (a,b)         9,137,775

New Jersey Transportation Trust Fund Authority:

   9.036%, 6/15/2012                                                                         12,330,000  (a,b)        16,265,489

   (Transportation System):

      5.75%, 6/15/2018                                                                        7,750,000                8,692,323

      5.75%, 6/15/2020                                                                       12,645,000               14,170,113

New Jersey Turnpike Authority, Turnpike Revenue
   8.67%, 1/1/2017                                                                           15,000,000  (a,b)        17,628,450


                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW MEXICO--.4%

New Mexico Educational Assistance Foundation,
   Student Loan Revenue 7.45%, 3/1/2010                                                       3,765,000                3,982,655

New Mexico Mortgage Financing Authority 6.80%, 1/1/2026                                       5,315,000                5,921,069

NEW YORK--4.6%

Long Island Power Authority, Electric System Revenue:

   8.17%, 12/1/2012                                                                           5,000,000  (a,b)         6,193,550

   8.17%, 12/1/2013                                                                          12,930,000  (a,b)        15,933,510

New York City:

   6.375%, 8/15/2011                                                                         24,720,000               27,469,358

   5.50%, 5/15/2015 (Insured; MBIA)                                                          11,180,000               12,024,761

New York City Industrial Development Agency,
   Special Facilities Revenue

   (United Airlines Inc. Project) 5.65%, 10/1/2032                                            4,495,000                2,584,715

New York City Transitional Finance Authority, Revenue
   (Future Tax Secured):

      8.22%, 2/15/2015                                                                        8,505,000  (a,b)        10,268,257

      8.625%, 11/1/2018                                                                      14,550,000  (a)          16,322,190

New York State Dormitory Authority, Revenue:

   (City University) 7.50%, 7/1/2010                                                          5,000,000                5,883,550

   8.03%, 5/15/2013                                                                          10,175,000  (a)          12,491,441

Triborough Bridge and Tunnel Authority,
   General Purpose Revenue

   5%, 1/1/2027                                                                               8,315,000                8,203,828

NORTH CAROLINA--1.6%

Charlotte:

   5.25%, 2/1/2015                                                                           12,130,000               12,846,398

   5.25%, 2/1/2016                                                                           13,930,000               14,692,807

   (Charlotte/Douglas International Airport)

      Special Facility Revenue 5.60%, 7/1/2027                                               19,280,000                8,772,786

North Carolina Housing Finance Agency,
   Single Family Revenue

   6.50%, 9/1/2026                                                                            4,680,000                4,908,899

NORTH DAKOTA--.1%

North Dakota Housing Finance Agency

   (Housing Mortgage Finance Program) 6.75%, 7/1/2025                                         2,680,000                2,799,608

OHIO--.7%

Cleveland, Airport Special Revenue
   (Continental Airlines Inc. Project) 5.375%, 9/15/2027                                     14,100,000                9,786,105

Rickenbacker Port Authority, Capital Funding Revenue,

   (OASBO Expanded Asset Pooled) 5.375%, 1/1/2032                                             8,500,000                8,480,535

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OKLAHOMA--.5%

Claremore Industrial and Redevelopment Authority, EDR

   (Yuba Project) 8.375%, 7/1/2011                                                            7,500,000                7,538,925

Southern Oklahoma Memorial Hospital Authority, HR

   6.60%, 12/1/2012 (Prerefunded 12/1/2002)                                                   5,725,000  (c)           6,054,875

PENNSYLVANIA--1.8%

Delaware County Industrial Development Authority,
  Water Facilities Revenue

   (Philadelphia Suburban Water)
   6.35%, 8/15/2025 (Insured; FGIC)                                                          10,000,000               10,982,700

Pennsylvania:

   5.25%, 10/15/2015                                                                         11,350,000               12,059,262

   5.25%, 10/15/2016                                                                         11,350,000               11,984,011

Pennsylvania Higher Educational Facilities Authority,

   UPMC Health System Revenue 6%, 1/15/2031                                                   9,550,000               v 9,767,072

RHODE ISLAND--1.2%

Rhode Island Housing and Mortgage Finance Corp.

  (Homeownership Opportunity):

      6.95%, 4/1/2022                                                                         7,070,000                7,420,672

      6.60%, 10/1/2025                                                                       10,210,000               10,647,090

      6.50%, 4/1/2027                                                                        11,835,000               12,208,749

SOUTH CAROLINA--2.1%

Greenville Hospital System, Hospital Facilities Revenue

   5.50%, 5/1/2026 (Insured; AMBAC)                                                          10,000,000               10,269,700

Piedmont Municipal Power Agency, Electric Revenue

   6.60%, 1/1/2021                                                                            8,635,000                8,636,554

Richland County, Solid Waste Disposal Facilities Revenue

   (Union Camp Corp. Project) 7.125%, 9/1/2021                                                6,250,000                6,384,688

South Carolina Housing Finance and Development Authority,

  Mortgage Revenue:

      6.75%, 7/1/2026                                                                         3,290,000                3,390,970

      6.70%, 7/1/2027                                                                         4,810,000                4,978,927

Tobacco Settlement Revenue Management Authority,
   Tobacco Settlement Asset--Backed Bonds

   6.375%, 5/15/2028                                                                         18,000,000               18,639,900

TENNESSEE--.2%

Tennessee Housing Development Agency
   (Mortgage Finance) 6.55%, 7/1/2026                                                         4,410,000                4,553,501

TEXAS--9.6%

Alliance Airport Authority Inc., Special Facilities Revenue

   10.537%, 4/1/2021                                                                         28,035,000  (a)          29,320,124


                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Angelina and Neches River Authority, SWDR
  (Champion International Corp. Project)

   7.375%, 5/1/2015                                                                           5,570,000                5,708,192

Austin Convention Enterprises Inc.,
   Convention Center Hotel Second Tier Revenue

   5.75%, 1/1/2032                                                                           20,000,000               20,365,800

Bell County Health Facilities Development Corp.,
   Retirement Facility Revenue

   (Buckner Retirement Services, Inc. Obligated Group Project)

   5.25%, 11/15/2028                                                                          4,300,000                3,961,246

Brazos River Authority, PCR (TXU Electric Co. Project)

   5.75%, 11/1/2011                                                                          18,750,000               18,998,062

Cities of Dallas and Fort Worth, Dallas/
   Fort Worth International Airport,

   Joint Revenue Improvement:

      5.75%, 11/1/2014 (Insured; FGIC)                                                       15,070,000               16,148,409

      5.75%, 11/1/2015 (Insured; FGIC)                                                       10,000,000               10,667,800

Gulf Coast Waste Disposal Authority, Revenue:

   (Champion International Corp.) 7.375%, 10/1/2025                                          12,000,000               12,454,200

   Solid Waste Disposal (Occidental Petroleum Corp. Project)
      7%, 11/1/2020                                                                           7,725,000                7,945,240

Harris County Hospital District, Mortgage Revenue:

   7.40%, 2/15/2010 (Insured; AMBAC)                                                          3,465,000                4,032,186

   7.40%, 2/15/2010 (Insured; AMBAC)                                                          4,890,000                5,755,726

Houston:

  Airport System Revenue, Special Facilities
    (Continental Airlines)

      6.75%, 7/1/2029                                                                        17,000,000               13,902,600

   Public Improvement:

      5.375%, Series A, 3/1/2014 (Insured; FSA)                                              10,300,000               10,988,967

      5.375%, Series B, 3/1/2014 (Insured; FSA)                                              11,200,000               11,949,168

   Water and Sewer System Revenue (Junior Lein)

      5.50%, 12/1/2013 (Insured; FSA)                                                        10,000,000               10,852,000

Rio Grande Valley Health Facilities Development Corp., HR

  (Valley Baptist Medical Center Project)

   6.40%, 8/1/2016 (Insured; MBIA)                                                           11,200,000               11,615,296

Tarrant County Health Facilities Development Corp.,
   Health System Revenue

   (Texas Health Resources System)
   5.75%, 2/15/2014 (Insured; MBIA)                                                           9,470,000               10,178,640

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Texas:

   11.302%, 12/1/2020                                                                         7,605,000  (a,b)         8,268,764

   GO (Veterans Housing Assistance Fund) 7% 12/1/2025                                         7,915,000                8,310,908

   Public Finance Authority 5.50%, 10/1/2012                                                 11,000,000               12,078,000

Tomball Hospital Authority, HR (Tomball Regional Hospital)

   6%, 7/1/2029                                                                              10,000,000                9,560,000

UTAH--1.4%

Carbon County, SWDR (Sunnyside Cogeneration):

   7.10%, 8/15/2023                                                                           9,555,000                9,853,880

   Zero Coupon, 8/15/2024                                                                     3,090,000                  800,495

Tooele County, Hazardous Waste Treatment Revenue

   (Union Pacific Project) 5.70%, 11/1/2026                                                  22,600,000               21,397,228

Utah Housing Finance Agency, Single Family Mortgage

   6.65%, 7/1/2027                                                                            3,470,000                3,587,425

VERMONT--.4%

Vermont Housing Finance Agency, Single Family Housing
   6.875%, 5/1/2025                                                                           8,825,000                9,046,772

VIRGINIA--.2%

Giles County Industrial Development Authority,

  Solid Waste Disposal Facility Revenue
  (Hoechst Celanese Corp. Project)

   6.625%, 12/1/2022                                                                          4,715,000                4,842,069

WASHINGTON--1.4%

Industrial Development Corp. of the Port of Seattle,
  Special Facilities Revenue

   (Nothwest Airlines, Inc. Project) 7.25%, 4/1/2030                                          6,000,000                4,946,580

Public Utility District Number 1 of Chelan County,

   Chelan Hydro Consolidated System Revenue
   6.55%, 7/1/2023                                                                           10,000,000               11,034,300

Seattle, Municipal Light and Power Revenue, Improvement:

   5.50%, 3/1/2013 (Insured; FSA)                                                            11,585,000               12,519,794

   5.50%, 3/1/2016 (Insured; FSA)                                                             7,440,000                7,915,193

WISCONSIN--1.3%

Madison, IDR (Madison Gas and Electric Co. Project)

   6.75%, 4/1/2027                                                                           10,000,000               10,213,700

Wisconsin Health and Educational Facilities Authority, Revenue
   (Aurora Health Care, Inc.)
   5.60%, 2/15/2029                                                                          25,750,000               23,769,310


                                                                                            Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WYOMING--.7%

Sweetwater County, SWDR (FMC Corp. Project)
   6.90%, 9/1/2024                                                                           16,225,000               16,299,473

U.S. RELATED--3.6%

Commonwealth of Puerto Rico (Public Improvement):

   5.25%, 7/1/2016 (Insured; FSA)                                                             6,500,000                7,108,010

   5.375%, 7/1/2028                                                                          20,000,000               20,392,800

Puerto Rico Highway and Transportation Authority,
   Transportation Revenue

   6%, 7/1/2039 (Prerefunded 7/1/2010)                                                       20,050,000  (c)          23,598,850

Puerto Rico Infrastructure Financing Authority,
   Special Obligation

   5.50%, 10/1/2032                                                                           7,000,000                7,366,170

Puerto Rico Public Finance Corp.
   (Commonwealth Appropriation)

   6%, 8/1/2026                                                                              30,000,000               33,858,900

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $2,267,018,322)                                                                                           2,299,940,359
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--6.9%
--------------------------------------------------------------------------------

ALABAMA--1.0%

Columbia Industrial Development Board, PCR, VRDN

  (Alabama Power Co. Project):

      1.45%                                                                                   5,800,000  (d)           5,800,000

      1.30%                                                                                   5,000,000  (d)           5,000,000

Jefferson County, Warrants, VRDN 1.40%                                                       15,600,000  (d)          15,600,000

FLORIDA--1.8%

Dade County Industrial Development Authority,
  Exempt Facilities Revenue, VRDN

   (Florida Power and Light Co.) 1.30%                                                       11,700,000  (d)          11,700,000

Jacksonville Electric Authority, Subordinated Revenue,
   VRDN (Electric System)

   1.30%                                                                                     17,000,000  (d)          17,000,000

Martin County, PCR, VRDN
   (Florida Power and Light Co. Project) 1.35%                                                9,200,000  (d)           9,200,000

Saint Lucie County, PCR, VRDN
   (Florida Power and Light Co. Project) 1.35%                                                8,000,000  (d)           8,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal

SHORT-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                               Amount ($)                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GEORGIA--.4%

Burke County Development Authority, PCR, VRDN

   (Georgia Power Co. Plant Vogtle Project) 1.30%                                            10,000,000  (d)          10,000,000

ILLINOIS--.8%

Illinois Health Facilities Authority, Revenue, VRDN
  (Resurrection Health)

   1.35% (Insured; FSA)                                                                      18,900,000  (d)          18,900,000

MASSACHUSETTS--.3%

Massachusetts, VRDN (Central Artery) 1.35%                                                    7,300,000  (d)           7,300,000

NEW HAMPSHIRE--.4%

New Hampshire Health and Education Authority, HR, VRDN
  (Wentworth Douglass Hospital)

   1.45%                                                                                      9,490,000  (d)           9,490,000

NORTH CAROLINA--.1%

Raleigh-Durham Airport Authority,
  Special Facility Revenue, VRDN

   (American Airlines) 1.35% (LOC; Bank of America N.A.)                                      2,900,000  (d)           2,900,000

OHIO--.8%

Cuyahoga County, HR, VRDN (The Cleveland Clinic) 1.30%                                       15,000,000  (d)          15,000,000

Ohio Air Quality Development Authority, VRDN

   1.35% (LOC; Morgan Guaranty Trust)                                                         5,300,000  (d)           5,300,000

TENNESSEE--.1%

Clarksville Public Building Authority, Revenue,
   Pooled Financing, VRDN (Tennessee Municipal Bond Fund)
   1.30% (LOC; Bank of America N.A.)                                                          3,200,000  (d)           3,200,000

VIRGINIA--1.2%

Richmond Industrial Development Authority, Revenue, VRDN:

   (Cogentrix of Richmond Project) 1.45% (LOC; Banque Paribas)                               10,000,000  (d)          10,000,000

   (Exempt Facility- Cogentrix) 1.45% (LOC; Banque Paribas)                                  10,000,000  (d)          10,000,000

Roanoke Industrial Development Authority, HR, VRDN
   (Carilion Health System)

   1.30%                                                                                     10,800,000  (d)          10,800,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $175,190,000)                                                                                               175,190,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,442,208,322}                                                           97.5%            2,475,130,359

CASH AND RECEIVABLES (NET)                                                                         2.5%               63,673,197

NET ASSETS                                                                                       100.0%            2,538,803,556


Summary of Abbreviations

AMBAC             American Municipal Bond Assurance

                          Corporation

COP               Certificate of Participation

EDR               Economic Development Revenue

FGIC              Financial Guaranty Insurance

                          Company

FHA               Federal Housing Administration

FSA               Financial Security Assurance

GO                General Obligation

HR                Hospital Revenue

IDR               Industrial Development Revenue

LOC               Letter of Credit

LR                Lease Revenue

MBIA              Municipal Bond Investors Assurance

                          Insurance Corporation

PCR               Pollution Control Revenue

RAN               Revenue Anticipation Notes

SFMR              Single Family Mortgage Revenue

SWDR              Solid Waste Disposal Revenue

VRDN              Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              39.6

AA                               Aa                              AA                                               19.4

A                                A                               A                                                14.1

BBB                              Baa                             BBB                                               7.9

BB                               Ba                              BB                                                4.7

B                                B                               B                                                 2.1

CCC                              Ccc                             CCC                                                .4

F1                               MIG1/P1                         SP1/A1                                            6.6

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     5.2

                                                                                                                 100.0

(A) INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE PERIODICALLY.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT FEBRUARY 28, 2002,
THESE SECURITIES AMOUNTED TO $161,680,880 OR 6.4% OF NET ASSETS.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2002 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         2,442,208,322  2,475,130,35

Interest receivable                                                  38,436,690

Receivable for investment securities sold                            27,191,066

Receivable for shares of Common Stock subscribed                         22,746

Prepaid expenses                                                         18,047

                                                                  2,540,798,908
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,288,945

Cash overdraft due to Custodian                                         339,788

Accrued expenses                                                        366,619

                                                                      1,995,352
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,538,803,556
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   2,558,047,111

Accumulated undistributed investment income--net                        624,596

Accumulated net realized gain (loss) on investments                 (52,790,188)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                     32,922,037
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,538,803,556
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(600 million shares of $.001 par value Common Stock authorized)     214,107,717

NET ASSET VALUE, offering and redemption price per share ($)              11.86

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended February 28, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST                                                            74,435,290

EXPENSES:

Management fee--Note 3(a)                                            7,582,286

Shareholder servicing costs--Note 3(b)                               1,259,179

Custodian fees                                                          61,365

Directors' fees and expenses--Note 3(c)                                 36,458

Prospectus and shareholders' reports                                    32,856

Loan commitment fees--Note 2                                            24,102

Professional fees                                                       17,740

Registration fees                                                       17,494

Miscellaneous                                                           25,877

TOTAL EXPENSES                                                       9,057,357

INVESTMENT INCOME--NET                                              65,377,933
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (1,000,945)

Net unrealized appreciation (depreciation) on investments         (96,932,547)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (97,933,492)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (32,555,559)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                        February 28, 2002           Year Ended

                                              (Unaudited)      August 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         65,377,933          132,320,853

Net realized gain (loss) on investments        (1,000,945)          (4,951,806)

Net unrealized appreciation (depreciation)
   on investments                             (96,932,547)         145,064,965

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (32,555,559)         272,434,012
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (65,196,318)        (132,320,853)

Net realized gain on investments                (236,048)             (66,169)

TOTAL DIVIDENDS                              (65,432,366)        (132,387,022)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 251,601,004         330,393,935

Dividends reinvested                           40,987,619          83,033,365

Cost of shares redeemed                      (326,471,088)       (482,443,864)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (33,882,465)        (69,016,564)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (131,870,390)         71,030,426
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         2,670,673,946        2,599,643,520

END OF PERIOD                               2,538,803,556        2,670,673,946

Undistributed investment income--net              624,596                   --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    21,222,482           27,787,143

Shares issued for dividends reinvested          3,462,719            6,978,541

Shares redeemed                               (27,372,857)         (40,569,618)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,687,656)          (5,803,934)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                    Six Months Ended

                                February 28, 2002(a)                                         Year Ended August 31,
                                                               ---------------------------------------------------------------------

                                         (Unaudited)           2001            2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                        12.32           11.68           11.70           12.85           12.55           12.23

Investment Operations:

Investment income--net                       .30(b)             .61             .60             .62             .64             .67

Net realized and unrealized
   gain (loss) on investments                 (.46)             .64            (.02)           (.93)            .37             .33

Total from
   Investment Operations                      (.16)            1.25             .58            (.31)           1.01            1.00

Distributions:

Dividends from
   investment income--net                     (.30)           (.61)           (.60)           (.62)           (.64)           (.67)

Dividends from net realized
   gain on investments                       .00(c)          .00(c)          .00(c)           (.22)           (.07)           (.01)

Total Distributions                         (.30)           (.61)           (.60)             (.84)           (.71)           (.68)

Net asset value, end of period             11.86           12.32           11.68             11.70           12.85            12.55
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                          (1.22)(d)        11.00            5.28            (2.60)            8.36             8.24
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                       .71(e)          .72              .76               .73             .73             .71

Ratio of net investment income
   to average net assets                   5.17(e)         5.11             5.32              4.98            5.04            5.39

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                       --           --             .01             .00(f)            .01             --

Portfolio Turnover Rate                    22.21(d)       42.71            40.51           55.77             63.07           66.89
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                            2,538,804   2,670,674         2,599,644       2,839,207      3,334,983         3,454,776



(A) AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED FEBRUARY 28, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.16% TO 5.17%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED

(F)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Bond Fund, Inc. (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") , a wholly-owned subsidiary of the Manager, is the distributor of the fund's
shares,    which    are    sold    without    a    sales    charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Financial futures on municipal and U.S. Treasury securities are
valued    at    the    last    sales    price

on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $25,170 during the period ended February 28, 2002. Income earned under this arrangement is included in interest income

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund has an unused capital loss carryover of approximately $40,889,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $13,171,000 of the carryover expires in fiscal 2008 and $27,718,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average
daily    net    assets    and    is    payable    monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts

During the period ended February 28, 2002, the fund was charged $716,408 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2002, the fund was charged $386,149 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days of their issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended February 28, 2002, redemption fees charged and retained by the fund amounted to $48,298.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2002, amounted to $539,579,879 and $741,129,131 respectively.

At February 28, 2002, accumulated net unrealized appreciation on investments was $32,922,037, consisting of $117,656,551 gross unrealized appreciation and $84,734,514 gross unrealized depreciation.

At February 28, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 5--Change in Accounting Principle

As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to September 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $442,981 increase in accumulated undistributed investment income-net and a corresponding $442,981 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on August 31, 2001.

The effect of this change for the period ended February 28, 2002 was to increase net investment income by $181,615, increase accumulated net unrealized appreciation (depreciation) by $169,817 and decrease net realized gains (losses) by $351,432. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.


                                                           For More Information

                        Dreyfus Municipal Bond Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        The Bank of New York

                        15 Broad Street

                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9263

                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  054SA0202